THIS NOTE HAS BEEN ISSUED WITHOUT REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION AND QUALIFICATION, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER IN FORM AND SUBSTANCE THAT SUCH SALE, TRANSFER, OR DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION OR QUALIFICATION.

PROMISSORY NOTE

$1,100,000	July 22, 2014
Fort Lauderdale, Florida

FOR VALUE RECEIVED, The Singing Machine Company, Inc., a Delaware Corporation (the “Maker”), promises to pay to Ram Light Management Ltd. a Hong Kong Company (the “Payee”), in the manner hereinafter specified, the principal sum of One Million and One Hundred Thousand Dollars ($1,100,000), together with interest from the date hereof at a rate of _6__% per annum on the principal balance from time to time outstanding. Principal and interest due under this Note shall be due and payable in lawful money of the United States. Payments hereunder shall be made via wire transfer or mail, and for purposes of mailed payments shall be deemed made when deposited in the United States mail, postage prepaid, to Payee, or to such other address as Payee may hereafter designate by written notice to Maker. All terms not otherwise defined herein shall have the meaning set forth in the Credit Agreement (defined below).

1.	Payments.

a.           Regular Payments. Subject to Section 1(b), this Note shall be payable in consecutive equal quarterly installments of principal and interest in the amount of _One Hundred and Fifty Thousand Dollars ($150,000.00), commencing on December 31, 2014, and continuing on the same day of each of the following quarters, with a final payment to Payee in the amount of all principal and interest then outstanding under this Note.

b.           Conditions to Installment Payment. Notwithstanding any provision of this Note to the contrary, Maker may make regular installment payments provided that: (A) the first mandatory paydown required by Section 2.1(c) of the Credit Agreement has been satisfied; (B) Agent has received a satisfactory Compliance Certificate for the quarter ending as of December 31, 2014; (C) there is no Default or Event of Default under the terms of the Credit Agreement and; (D) after giving effect to the payment average Undrawn Availability for the prior thirty (30) days is at least $1,000,000 (excluding the $500,000 availability block, the accrual reserve and any payment of past due third party trade payables). Payments under this Note that cannot be made as a result of the foregoing prohibition shall not be deemed an Event of Default hereunder and will not cumulate with the next payment that can be made, but rather will be payable on the Maturity Date together with any additional interest that has accrued thereon.

c.           Prepayment. Principal and accrued interest due hereunder may be prepaid or paid in advance, in whole or in part, without premium or penalty, at any time after all obligations of Payee and Payee’s affiliates to PNC Bank, National Association (“PNC”) under that certain Revolving Credit and Security Agreement dated concurrently herewith (the “Credit Agreement”) are paid in full.

2.	Security. Maker’s obligations under this Note are unsecured.

3.            Default. The occurrence of any one or more of the following events with respect to Maker will constitute an event of default under this Note (an “Event of Default”): (i) if Maker fails to pay when due any payment of principal or interest on this Note or otherwise breaches any term of this Note; (ii) if, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal, state, or foreign law relating to insolvency or relief of debtors (the “Code”), Maker (A) commences a voluntary case or proceeding; (B) consents to the entry of an order for relief against it in an involuntary case; (C) consents to the appointment of a trustee, receiver, assignee, liquidator, or similar official; or (D) makes an assignment for the benefit of its creditors; or (iii) if a court of competent jurisdiction enters an order or decree under the Code that (A) is for relief against Maker in an involuntary case; (B) appoints a trustee, receiver, assignee, liquidator, or similar official for Maker or substantially all of Maker’s assets; or (C) orders the liquidation of Maker, and in each case the order or decree is not dismissed within sixty (60) days.

4.	Miscellaneous.

a.           Modifications and Amendments. The terms and provisions of this Note may be modified or amended only by written agreement executed by the parties hereto.

b.           Assignment/Binding Effect. Neither this Note, nor any right hereunder, may be assigned by any of the parties hereto without the prior written consent of the other party hereto. This Note shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

c.           Severability. In the event that any court of competent jurisdiction shall finally determine that any provision, or any portion thereof, contained in this Note shall be void or unenforceable in any respect, then such provision shall be deemed limited to the extent that such arbitral tribunal determines it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall determine any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Note shall nevertheless remain in full force and effect.

d.           Interpretation. The parties hereto acknowledge and agree that: (i) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Note, and (ii) the terms and provisions of this Note shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Note.

e.           Headings and Captions. The headings and captions of the various subdivisions of this Note are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

f.            Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF FLORIDA, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS NOTE OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS NOTE OR ANY METHOD AUTHORIZED BY THE LAWS OF FLORIDA. EACH PARTY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE, ANY OTHER DOCUMENT BETWEEN THE PARTIES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

g.           Notice. Notices and all other communications provided for in this Note shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, or by overnight carrier to the parties at the addresses set forth below (or such other addresses as specified by the parties by like notice):

If to Maker:	The Singing Machine Company, Inc.
6301 NW 5th Way, Suite 2900
Fort Lauderdale, Florida 33309
Attention: Gary Atkinson, C.E.O.
	Telephone:	(954) 596-1000
Facsimile:

If to Payee:	Ram Light Management Ltd.
5/F Shing Dao Industrial Building
232 Aberdeen Main Road, Hong Kong
Telephone:
Facsimile:

h.           Waivers. The Maker severally waives presentment and protest and also notice of protest, notice of dishonor and notice of maturity. Any delay by the Payee hereof in exercising any power or right hereunder shall not operate as a waiver thereof, nor shall the exercise of any single or partial right hereunder create any other or further exercise thereof or exercise of any other power or right, nor shall the Payee hereof be liable for exercising or failing to exercise any such power or right. The rights, remedies and benefits herein specified are cumulative and not exclusive of any rights, remedies or benefits which the Payee hereof otherwise may have.

i.            Amendment. This Note may not be amended or modified prior to payment in full of the Credit Agreement without the prior written consent of PNC.

IN WITNESS WHEREOF, Maker has executed this Note effective as of the date first above written.

“MAKER”

The Singing Machine Company, Inc.

By:
Name:	Gary Atkinson
Title:	CEO

“PAYEE”

Ram Light Management Ltd.

By:
Name:
Title:

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